UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Bond Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Equity Fund

Knights of Columbus International Equity Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

LETTER TO SHAREHOLDERS

Dear Shareholders:

We are pleased to supply this annual report for Knights of Columbus Asset Advisors’ mutual funds for the fiscal year ended October 31, 2016. It has been an interesting and volatile year as investors have been weighing the activities, or lack thereof, of the Federal Reserve (“Fed”) with a myriad of domestic economic issues and political concerns. Just a quick look at the equity market is illustrative of the volatility we have witnessed in the last year. The S&P 500 Index ended October, 2015 at 2,079.36 and stood at 2,126.15 as of October 31, 2016, representing a price change of 2.25%. However, the index experienced significantly more interim volatility during this period than the point-to-point levels would suggest. The S&P 500 had its low during the year on February 11, 2016, when it closed at 1,829.08 which represented a fiscal year-to-date loss of 12.04%. This year’s high was achieved on August 15, 2016, when the index closed at 2,190.15, representing a gain of 19.74% in just over six months, before giving back some of the gains before the end of the fiscal year.

Looking at the economy, slower than expected growth prevented the Fed from all but a single rate increase in December 2015 as they began moving away from approximately 8 years of zero interest rate policy. Fed observers, us included, believe that the next rate hike will occur in December of this year. The employment picture has generally held steady at the headline level with unemployment hovering around the full employment level of 5.0% for much of the year. This only tells part of the story; however, as we remain concerned about the chronically underemployed and their ability to find meaningful work, with U6 (the primary measure of unemployment + underemployment) lingering at 9.5% at fiscal year-end.

The U.S. political landscape has been unique to say the least. I am writing this letter in the wake of the election. If president-elect Trump is able to implement his campaign promises of lower corporate and individual taxes, all things being equal, the country will see inflation increase from the current historically low levels. The market’s initial reaction of higher bond yields is a rational reaction to the unexpected results of the election, and we continue to evaluate our portfolios for the long term implications. The equity market has largely been split between those companies that should do well under the policies discussed by candidate Trump versus those that have not fared as well. The question is what policy accomplishments occur under President Trump and how stocks will react when any of these policy initiatives are implemented.

On the broader economic front, we are looking at both core and headline inflation and both have been accelerating, with CPI ex Food & Energy tracking above 2.0% for the last year. If the core inflation trend holds and we see any acceleration in food and energy prices, the headline inflation number certainly could exceed 2.0%. We are actively watching the labor market and the acceleration of wages to see if that draws people into the labor force. Further, higher wages and a larger labor pool bode well for both increased aggregate demand and overall economic activity. The economy has been a steady, albeit slow grower, and we are looking to see if the unified Republican slate of POTUS, House and Senate enact pro cyclical policies which advance economic activity and increase economic growth, inflation and the general level of interest rates.

During the fiscal year, the Core Bond and Limited Duration Bond funds have generally performed well, with the Institutional Shares outperforming their respective benchmark indices. The equity funds achieved mixed success as last year’s laggard, the International Equity Fund, was rewarded for its conviction with strong relative returns versus both the benchmark index and its Lipper category average. Our Large Cap Growth, Large Cap Value, and Small Cap Equity funds, which all outperformed their respective Lipper category averages during the prior year, saw their fortunes reverse in the fiscal year just ended, trailing their benchmarks during the period. Management has evaluated the cause of this performance, understands it, and remains convinced that our patience with the domestic equity strategies will be rewarded in the year ahead. All of these results have been achieved while remaining compliant with our Catholic screens, so that Knights of Columbus shareholders do not have to choose between their integrity and the pursuit of strong risk adjusted returns.

We continue to add clients and look forward to an even more successful fiscal year in 2017. As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a Fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

Definition of Comparative Indices

Bloomberg Barclays US Aggregate Bond Index

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg Barclays 1-3 Year US Government/Credit Index

The Bloomberg Barclays US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Barclays Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000 Index

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World Ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Core Bond Fund

For the year ended October 31, 2016, the Knights of Columbus Core Bond Fund, Institutional Shares (the “Fund”) outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returning 4.59% compared to 4.37%. The Fund performance bested the average mutual fund in its Lipper peer group which returned 4.28%, ranking in the top 34% of funds in the Core Bond Universe.

Despite the volatility we saw in the first quarter of 2016, spread product, with the exception of Agency Mortgage-backed Securities (“MBS”), finished the recent year at tighter spread levels than where they started. Our overweight to these sectors accounted for the strong performance relative to the benchmark and our peers. Security selection across corporates was a notable contributor, especially in the energy sector, where a number of our energy credits improved their balance sheets through equity issuance, divesting assets and paying down debt. Security selection in Commercial Mortgage-backed Securities (“CMBS”) was a drag as our strategy of higher quality issues did not perform as well given the market’s risk appetite and spread tightening seen in lower rated issues. In addition, our higher coupon bias in Agency MBS hurt performance at the margin.

Looking forward, we continue to expect a challenging environment for fixed income securities, attributable to the Federal Reserve being the sole major central bank raising rates and heightened uncertainty from the transition to a new President. In terms of portfolio positioning, we continue to seek to provide a competitive yield from a non-esoteric, diversified fixed income portfolio, while striving to reduce exposure to yield curve volatility.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	4.59%	2.61%
Class S Shares**	4.45%	4.53%
Investor Shares***	N/A	N/A
Bloomberg Barclays US Aggregate Bond Index****	4.37%	2.59%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, Institutional Shares versus the Bloomberg Barclays US Aggregate Bond Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016. The cumulative inception to date return is -0.01%.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A — Not Applicable

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Limited Duration Bond Fund

For the fiscal year ended October 31, 2016, the Knights of Columbus Limited Duration Bond Fund, Institutional Shares (the “Fund”) returned 1.35%, modestly outperforming the benchmark Bloomberg Barclays 1-3 Year US Government/Corporate Bond Index which returned 1.31%. The Fund underperformed its peer group average, which returned 1.77%, ranking it in the 71% category versus other funds in the Lipper Short-Intermediate Investment Grade Debt funds. High yield bonds had a tremendous year, hurting our relative performance versus other mutual funds that have material allocations to high yield, as we do not invest in non-investment grade bonds.

During the year, the Fund’s overall strategy of favoring spread sectors versus Treasuries provided better relative returns. Our overweight to Corporate bonds boosted performance, as Corporates outperformed other components of the index and our selection of Corporate bonds did better than Corporates in the index. Our investments in large BBB rated oil and gas companies did particularly well, as most of these issuers reacted to lower petroleum prices by playing aggressive defense. These companies improved their balance sheets by issuing equity and divesting some assets and applying the cash to repay debt. Credit markets liked the response and reduced the risk premium for owning these assets. Devon Energy and Cenovus Energy were top performers in the Fund, as both accessed the equity capital markets to reduce debt. We think the sector still offers opportunities for spread compression, as companies continue to lower their financial leverage and their risk premiums do not reflect this.

Looking forward, we continue to expect a challenging environment for fixed income securities, attributable to the Federal Reserve being the sole major central bank raising rates and heightened uncertainty from the transition to a new President. In terms of portfolio positioning, we continue to seek to provide a competitive yield from a non-esoteric, diversified fixed income portfolio, while striving to reduce exposure to yield curve volatility.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	1.35%	1.02%
Class S Shares**	1.24%	1.14%
Investor Shares***	N/A	N/A
Bloomberg Barclays 1-3 Year US Government/Credit Index****	1.31%	1.15%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Bond Fund, Institutional Shares versus the Bloomberg Barclays 1-3 Year US Government/Credit Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016. The cumulative inception to date return is 0.14%.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A — Not Applicable

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Growth Fund

For the year ended October 31, 2016, the Knights of Columbus Large Cap Growth Fund, Institutional Shares (the “Fund”) returned -1.87%, trailing the benchmark Russell 1000 Growth Index return of 2.28%.

Following their post-Brexit rebound at the end of June, U.S. equities continued to advance in orderly fashion throughout most of the third quarter before faltering somewhat in September. Investors had their eyes primarily on two things; the U.S. presidential election and the Federal Reserve, more so the latter, as the summer was consumed by debate over a September interest rate hike. Importantly, the employment situation continued to improve with both jobs and wages moving higher. There was some surprise when the Fed again passed on the opportunity to increase interest rates in September, especially given a more hawkish tone coming out of the annual Jackson Hole, Wyoming meeting of central bankers.

Building on last quarter’s outperformance, Industrials contributed the most to excess return, with strength concentrated in Capital Goods. Building maintenance services provider Emcor Group (EME, 0.9% wgt) and heavy equipment maker Caterpillar (CAT, 0.9%) each turned in strong performances of +21% and +18%, respectively. Health Care also had a positive attribution, where a +29% jump in Biogen (BIIB, 1.6%) shares helped the Biotechnology group to outperform. Both of the aforementioned sectors benefitted from ownership restrictions, particularly pharmaceuticals and military defense related businesses, more than offsetting relative weakness in Consumer Discretionary and Technology. The former included the largest individual detractor to relative return, Helen of Troy Corp. (HELE, 0.7%). The maker of home and beauty products has been transparent and detailed regarding items affecting its outlook for flat growth in fiscal 2017, most significantly revaluations related to its Venezuelan business.

For nearly two years, persistently low interest rates have buoyed the equity market through multiple expansions, while earnings have stagnated. Year-over-year operating earnings growth for the S&P 500 has been negative for seven consecutive quarters. That should change when third quarter earnings results come in. But, to reach the 2016 full year consensus estimate of just over $110 per share (down from $125 at the start of the year) third and fourth quarter earnings need to show year-over-year growth of +15% and +35% respectively. Hitting the latter figure may prove challenging. Still, if the current 2017 estimate of $132 per share proves attainable and there is minimal multiple compression, then equities should continue to be biased to the upside next year.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	(1.87)%	(1.03)%
Class S Shares**	(1.91)%	(3.10)%
Investor Shares***	N/A	N/A
Russell 1000 Growth Index****	2.28%	2.45%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, Institutional Shares versus the Russell 1000 Growth Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016. The cumulative inception to date return is 1.78%.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A — Not Applicable

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Value Fund

For the year ended October 31, 2016, the Knights of Columbus Large Cap Value Fund, Institutional Shares (the “Fund”) returned 3.11%, trailing the benchmark Russell 1000 Value Index return of 6.37%.

Following their post-Brexit rebound at the end of June, U.S. equities continued to advance in orderly fashion throughout most of the third quarter before faltering somewhat in September. Investors had their eyes primarily on two things; the U.S. presidential election and the Federal Reserve, more so the latter, as the summer was consumed by debate over a September interest rate hike. Importantly, the employment situation continued to improve with both jobs and wages moving higher. There was some surprise when the Fed again passed on the opportunity to increase interest rates in September, especially given a more hawkish tone coming out of the annual Jackson Hole, Wyoming meeting of central bankers.

The macro remained in focus and fueled a continuation, post-Brexit rally to start the quarter with leadership among the more cyclical sectors. Stronger than expected July Nonfarm Payroll numbers increased speculation that September was now on the table for the Fed to raise rates versus the more consensus view of December. There was also tremendous volatility in the commodity markets as WTI Crude fell 18% to start the quarter only to rally 22% off of the August lows on the heels of an anticipated production cut from OPEC. Top portfolio performers were Best Buy (BBY, 0.8% wgt), Microsoft (MSFT, 1.5%), and Prudential (PRU, 2.2%). Biggest detractors were Altria Group (MO, 2.9%), Great Plains Energy (GXP, 1.3%), and Whole Foods Market (WFM, 0.9%).

For nearly two years, persistently low interest rates have buoyed the equity market through multiple expansions, while earnings have stagnated. Year-over-year operating earnings growth for the S&P 500 has been negative for seven consecutive quarters. That should change when third quarter earnings results come in. But, to reach the 2016 full year consensus estimate of just over $110 per share (down from $125 at the start of the year) third and fourth quarter earnings need to show year-over-year growth of +15% and +35% respectively. Hitting the latter figure may prove challenging. Still, if the current 2017 estimate of $132 per share proves attainable and there is minimal multiple compression, then equities should continue to be biased to the upside next year.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	3.11%	(0.21)%
Class S Shares**	3.07%	(0.09)%
Investor Shares***	N/A	N/A
Russell 1000 Value Index****	6.37%	2.06%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, Institutional Shares versus the Russell 1000 Value Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016. The cumulative inception to date return is 4.07%.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A — Not Applicable

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Small Cap Equity Fund

For the year ended October 31, 2016, the Knights of Columbus Small Cap Equity Fund, Institutional Shares (the “Fund”) returned -2.75%, trailing the benchmark Russell 2000 Index return of 4.11%.

Following their post-Brexit rebound at the end of June, U.S. equities continued to advance in orderly fashion throughout most of the third quarter before faltering somewhat in September. Investors had their eyes primarily on two things; the U.S. presidential election and the Federal Reserve, more so the latter, as the summer was consumed by debate over a September interest rate hike. Importantly, the employment situation continued to improve with both jobs and wages moving higher. There was some surprise when the Fed again passed on the opportunity to increase interest rates in September, especially given a more hawkish tone coming out of the annual Jackson Hole, Wyoming meeting of central bankers.

Small cap stocks more than doubled the return of large caps, with the Russell 2000 returning 9.05% for the quarter versus 4.03% for the Russell 1000. Aside from some brief volatility in mid-September due to North Korea’s nuclear activity, it was a quiet quarter. Performance was strongest in Consumer Staples and Industrials, especially in Transportation where Swift Transportation (SWFT, 1.6% wgt) delivered a 39.3% return and Hawaiian Holdings (HA, 0.4%) soared 28.0%. Stock selection was weak in Energy, where many of the strongest performers were names that had fallen most during the previous quarters. Within Consumer Discretionary, our Retail stock selection was poor as we held Tile Shop (TTS, 0%), down 22.5%, and Big Lots (BIG, 1.3%), down 4.3%, both of which declined after disappointing earnings announcements.

For nearly two years, persistently low interest rates have buoyed the equity market through multiple expansions, while earnings have stagnated. Year-over-year operating earnings growth for the S&P 500 has been negative for seven consecutive quarters. That should change when third quarter earnings results come in. But, to reach the 2016 full year consensus estimate of just over $110 per share (down from $125 at the start of the year) third and fourth quarter earnings need to show year-over-year growth of +15% and +35% respectively. Hitting the latter figure may prove challenging. Still, if the current 2017 estimate of $132 per share proves attainable and there is minimal multiple compression, then equities should continue to be biased to the upside next year.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	(2.75)%	(2.09)%
Class S Shares**	(2.77)%	(6.72)%
Investor Shares***	N/A	N/A
Russell 2000 Index****	4.11%	(0.61)%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Equity Fund, Institutional Shares versus the Russell 2000 Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016. The cumulative inception to date return is 2.81%.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A — Not Applicable

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus International Equity Fund

For the year ended October 31, 2016, the Knights of Columbus International Equity Fund, Institutional Shares (the “Fund”) returned 4.12%, outpacing the benchmark FTSE All-World ex-US Index return of 0.96%.

During the 3rd quarter of 2016 the FTSE All-World ex-US delivered robust net returns of 6.94%. Dovish Fed and ECB monetary policy, combined with an improving emerging market outlook, contributed to investor optimism. The strongest regional markets were Japan, Developed Asia, and Emerging Asia, which all returned around 9%. Even Canada and the UK, the weakest regional markets, returned over 4%. A relatively flat USD versus most major global currencies meant that currency did not play a significant role in returns this quarter. However, the British Pound depreciated 2.5% on continued Brexit concerns, contributing to that currency’s 12% year-to-date declines vs the USD. The best performing sectors were more cyclical and economically sensitive: Technology, Materials, Consumer Discretionary, and Financials returned 10%-15%. The lagging sectors were those considered more stable and less economically sensitive, with Healthcare declining 1.6%, while Utilities, Telcos, and Consumer Staples returned just 0%-2%.

During the quarter, the Fund appreciated 7.90%, outperforming the benchmark by 0.96%. Most outperformance this quarter came from favorable stock selection, particularly in Healthcare, Consumer Staples, UK and Europe. Industrials and Japan were the areas with least the favorable stock selection. An average 3% cash position cost the fund about 0.25% relative performance, but was offset by over-allocations to outperforming Technology and Asia and under-allocations to underperforming Healthcare and the UK.

Tata Motors (2.2% wgt.) was one of the largest contributors this quarter. The Indian automaker’s Jaguar Land Rover division reported strong sales growth in Europe, North America and China and saw Moody’s upgrade its credit rating. UK supermarket chain Wm Morrison (2.2%) returned almost 19%, benefiting from perceived resilience in the face of Brexit concerns. Australian Macquarie Group (1.9%) appreciated over 22% on improving Australian economic prospects. Among the largest detractors, Danish jewelry retailer Pandora (0.8%) lost almost 11% during as topline growth slowed. Korean power producer Kepco (1.6%) and Hong Kong Telcom company PCCW Ltd (1.6%) each declined almost 7%, mostly due to rotation out of “defensive” Utilities and Telcos into more economically sensitive sectors.

Looking forward, uncertainty related to Brexit, the US elections, and upcoming central bank decisions will likely cause bouts of international market volatility, mitigated by continued improvement in many economies around the world.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	4.12%	(2.22)%
Class S Shares**	4.20%	(2.30)%
Investor Shares***	N/A	N/A
FTSE All-World ex-US Index****	0.96%	(3.01)%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, Institutional Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016. The cumulative inception to date return is 7.80%.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A — Not Applicable

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 36.4%
	Face Amount	Value
CONSUMER DISCRETIONARY — 0.5%
DR Horton
4.000%, 02/15/20	$250,000	$260,795

CONSUMER STAPLES — 3.5%
Anheuser-Busch InBev Finance
4.900%, 02/01/46	300,000	343,061
Bunge Finance
3.250%, 08/15/26	250,000	250,229
ConAgra Foods
3.200%, 01/25/23	235,000	240,662
Kraft Heinz Foods
5.000%, 06/04/42	300,000	332,327
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21 (A)	250,000	247,146
Walgreens Boots Alliance
2.700%, 11/18/19	300,000	307,821

		1,721,246

ENERGY — 3.5%
Cenovus Energy
5.700%, 10/15/19	250,000	270,148
Colorado Interstate Gas
4.150%, 08/15/26 (A)	250,000	248,124
Devon Energy
5.600%, 07/15/41	250,000	258,780
Kerr-McGee
7.125%, 10/15/27	250,000	277,867
Marathon Oil
3.850%, 06/01/25	200,000	193,116
Western Gas Partners
2.600%, 08/15/18	220,000	220,352

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
ENERGY — continued
Williams Partners
4.875%, 05/15/23	$250,000	$253,192

		1,721,579

FINANCIALS — 12.8%
Aon
3.875%, 12/15/25	200,000	212,173
Ares Capital
4.875%, 11/30/18	500,000	520,750
Bank of America MTN
4.000%, 01/22/25	300,000	308,458
Bank of Montreal MTN
1.900%, 08/27/21	250,000	247,253
Brookfield Finance
4.250%, 06/02/26	250,000	254,365
Citigroup
4.750%, 05/18/46	250,000	257,432
Daimler Finance North America
2.000%, 07/06/21 (A)	300,000	297,251
Discover Financial Services
3.850%, 11/21/22	250,000	257,986
First Republic Bank
4.375%, 08/01/46	250,000	239,337
Ford Motor Credit
5.875%, 08/02/21	300,000	340,658
General Motors Financial
3.700%, 05/09/23	250,000	253,270
Goldman Sachs Group
3.500%, 01/23/25	300,000	307,670
Huntington National Bank
2.200%, 11/06/18	300,000	302,837
Legg Mason
5.625%, 01/15/44	250,000	254,130
Morgan Stanley MTN
4.875%, 11/01/22	300,000	329,508
PNC Bank
1.800%, 11/05/18	300,000	301,711
Regions Financial
3.200%, 02/08/21	250,000	259,190
TIAA Asset Management Finance
4.125%, 11/01/24 (A)	800,000	829,830
Unum Group
3.000%, 05/15/21	250,000	253,753
Wells Fargo
7.980%, 03/15/18 (B)	300,000	312,750

		6,340,312

INDUSTRIALS — 4.9%
Air Lease
3.000%, 09/15/23	250,000	247,720
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	544,957	535,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INDUSTRIALS — continued
FLIR Systems
3.125%, 06/15/21	$250,000	$255,635
Masco
6.500%, 08/15/32	250,000	278,750
Ryder System MTN
3.450%, 11/15/21	300,000	315,607
Spirit AeroSystems
3.850%, 06/15/26	250,000	255,197
Transurban Finance
4.125%, 02/02/26 (A)	300,000	317,857
Wabtec
3.450%, 11/15/26 (A)	250,000	249,913

		2,456,099

INFORMATION TECHNOLOGY — 0.4%
Oracle
4.125%, 05/15/45	200,000	201,593

MATERIALS — 3.2%
Dow Chemical
4.375%, 11/15/42	200,000	201,024
Glencore Funding
4.125%, 05/30/23 (A)	250,000	248,125
Martin Marietta Materials
6.250%, 05/01/37	250,000	274,862
Nucor
5.200%, 08/01/43	300,000	338,854
Solvay Finance America
4.450%, 12/03/25 (A)	250,000	268,222
Yara International
3.800%, 06/06/26 (A)	250,000	255,061

		1,586,148

REAL ESTATE — 1.8%
National Retail Properties
3.900%, 06/15/24	300,000	314,838
Spirit Realty
4.450%, 09/15/26 (A)	250,000	246,177
Vornado Realty
5.000%, 01/15/22	300,000	330,834

		891,849

TELECOMMUNICATION SERVICES — 3.7%
AT&T
3.950%, 01/15/25	300,000	311,584
Crown Castle Towers
3.222%, 05/15/22 (A)	300,000	307,875
GTP Acquisition Partners I
3.482%, 06/16/25 (A)	600,000	625,351
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	300,000	295,692
Verizon Communications
4.272%, 01/15/36	300,000	301,228

		1,841,730

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
UTILITIES — 2.1%
AEP Texas Central
3.850%, 10/01/25 (A)	$300,000	$321,639
Berkshire Hathaway Energy
4.500%, 02/01/45	200,000	220,254
Emera US Finance
4.750%, 06/15/46 (A)	250,000	265,674
Fortis
2.100%, 10/04/21 (A)	250,000	247,946

		1,055,513

Total Corporate Obligations (Cost $17,794,915)		18,076,864

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.8%

FHLMC
3.500%, 11/01/44	1,500,500	1,574,452
3.500%, 04/01/46	948,936	997,050
3.000%, 02/01/45	1,220,952	1,258,028
2.500%, 02/01/30	766,269	789,141
FHLMC, Ser 2016-4563, Cl VB
3.000%, 05/15/39	500,000	514,646
FNMA
4.500%, 02/01/41	1,650,658	1,806,273
4.000%, 03/01/35	667,460	715,012
4.000%, 01/01/42	1,168,876	1,251,130
GNMA, Ser 2011-143, Cl AB
3.866%, 03/16/33 (B)	137,773	137,968
GNMA, Ser 2015-78, Cl A
2.918%, 06/16/40	819,026	836,581

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $9,824,957)		9,880,281

MORTGAGE-BACKED SECURITIES — 17.6%

Agate Bay Mortgage Trust, Ser 2015-6, Cl A5
3.500%, 09/25/45 (A),(B)	494,071	508,179
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (A),(B)	461,326	475,053
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/45 (A),(B)	601,094	618,258
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	400,000	439,350
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46 (A)	400,000	430,850

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2016

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Commercial Mortgage Trust, Ser 2014-UBS4, Cl AM
3.968%, 08/10/47	$400,000	$416,655
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M1
2.534%, 10/25/28 (B)	243,404	246,181
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M1
1.984%, 01/25/29 (B)	246,439	247,587
FREMF Mortgage Trust, Ser 2012-K21, Cl B
3.938%, 07/25/45 (A),(B)	280,000	297,766
JP Morgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A),(B)	324,590	331,051
JP Morgan Mortgage Trust, Ser 2016-3, Cl 1A3
3.500%, 10/25/46 (A),(B)	729,825	751,577
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.866%, 07/25/44 (A),(B)	459,859	457,553
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
2.690%, 06/25/46 (A)	493,486	500,950
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl A2
2.936%, 11/15/46	400,000	410,781
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A2
2.916%, 02/15/47	400,000	410,902
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/49	500,000	543,477
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A),(B)	493,321	507,408
Sequoia Mortgage Trust, Ser 2015-1, Cl A1
3.500%, 01/25/45 (A),(B)	337,347	347,995
Sequoia Mortgage Trust, Ser 2015-2, Cl A1
3.500%, 05/25/45 (A),(B)	384,037	395,259
Sequoia Mortgage Trust, Ser 2015-4, Cl A1
3.000%, 11/25/30 (A),(B)	418,354	430,480

Total Mortgage-Backed Securities (Cost $8,736,098)		8,767,312

U.S. TREASURY OBLIGATIONS — 11.9%
	Face Amount	Value
U.S. Treasury Bonds
4.625%, 02/15/40	$600,000	$831,750
3.750%, 08/15/41	1,150,000	1,414,634
3.000%, 05/15/45	525,000	569,953
U.S. Treasury Notes
2.625%, 11/15/20	750,000	791,455
1.500%, 12/31/18	1,000,000	1,012,422
0.875%, 10/15/18	1,000,000	999,922
0.750%, 04/15/18	300,000	299,813

Total U.S. Treasury Obligations (Cost $5,849,439)		5,919,949

ASSET-BACKED SECURITIES — 5.8%

Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	81,250	78,638
Diamond Head Aviation, Ser 2015-1, Cl A
3.810%, 07/14/28 (A)	290,571	291,096
Domino’s Pizza Master Issuer, Ser 2012-1A, Cl A2
5.216%, 01/25/42 (A)	203,700	208,909
ECAF, Ser 2015-1A, Cl A1
3.473%, 06/15/40 (A)	327,711	326,727
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl B
2.840%, 08/16/21 (A)	300,000	300,188
Flagship Credit Auto Trust, Ser 2016-1, Cl A
2.770%, 12/15/20 (A)	289,197	292,199
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/22	300,000	300,030
SCF Equipment Trust, Ser 2016-1A, Cl A
3.620%, 11/20/21 (A)	266,338	268,241
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl B
2.700%, 10/20/30 (A)	197,248	198,270
Taco Bell Funding, Ser 2016-1A, Cl A2II
4.377%, 05/25/46 (A)	250,000	256,661
TCF Auto Receivables Owner Trust, Ser 2014-1A, Cl A3
1.000%, 09/17/18 (A)	10,362	10,362
Wendys Funding, Ser 2015-1A, Cl A2I
3.371%, 06/15/45 (A)	371,250	372,527

Total Asset-Backed Securities (Cost $2,901,985)		2,903,848

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
	Face Amount	Value
FFCB
2.670%, 05/12/27	$500,000	$491,144
FNMA
1.250%, 08/23/19	1,000,000	999,152
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/35	456,185	467,737

Total U.S. Government Agency Obligations (Cost $1,955,614)		1,958,033

SOVEREIGN DEBT — 1.0%

Province of Quebec Canada
2.500%, 04/20/26	500,000	504,167

(Cost $498,573)		504,167

MUNICIPAL BONDS — 1.6%

Camp Pendleton & Quantico Housing
6.165%, 10/01/50 (A)	400,000	484,528
Roman Catholic Church of the Diocese of Phoenix
2.500%, 06/01/18	300,000	301,177

Total Municipal Bonds (Cost $791,369)		785,705

Total Investments — 98.0% (Cost $48,352,950)		$48,796,159

Percentages based on Net Assets of $49,780,797.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2016 was $14,412,610 and represented 29.0% of Net Assets.

(B)	Floating rate security — The rate reported is the rate in effect on October 31, 2016.

Cl — Class

FFCB — Federal Farm Credit Banks

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

Ser — Series

As of October 31, 2016, all of the Fund’s investments were considered Level 2, with the exception of Roman Catholic Church of the Diocese of Phoenix which is considered Level 3, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 32.6%
	Face Amount	Value
CONSUMER DISCRETIONARY — 0.5%
Thomson Reuters
6.500%, 07/15/18	$250,000	$270,218

CONSUMER STAPLES — 3.5%
Anheuser-Busch InBev Finance
1.900%, 02/01/19	250,000	251,944
Campbell Soup
3.050%, 07/15/17	250,000	253,131
Danone
1.691%, 10/30/19 (A)	250,000	250,275
Kraft Heinz Foods
2.000%, 07/02/18	300,000	302,160
Mondelez International Holdings Netherlands BV
1.625%, 10/28/19 (A)	250,000	249,122
Suntory Holdings
2.550%, 09/29/19 (A)	250,000	254,408
Walgreens Boots Alliance
2.700%, 11/18/19	250,000	256,518

		1,817,558

ENERGY — 3.8%
Anadarko Petroleum
6.375%, 09/15/17	64,000	66,688
BP Capital Markets
1.676%, 05/03/19	350,000	350,553
Canadian Natural Resources
5.700%, 05/15/17	250,000	255,394
Canadian Oil Sands
7.750%, 05/15/19 (A)	250,000	278,235
Cenovus Energy
5.700%, 10/15/19	250,000	270,148

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
ENERGY — continued
Chevron
1.561%, 05/16/19	$250,000	$251,058
Columbia Pipeline Group
2.450%, 06/01/18	300,000	301,264
Shell International Finance BV
2.000%, 11/15/18	10,000	10,126
1.900%, 08/10/18	5,000	5,049
Western Gas Partners
2.600%, 08/15/18	225,000	225,360

		2,013,875

FINANCIALS — 12.6%
Ares Capital
4.875%, 11/30/18	500,000	520,750
Bank of America MTN
2.650%, 04/01/19	250,000	254,648
Bank of Montreal MTN
1.619%, 08/27/21 (B)	250,000	250,705
Bank of Nova Scotia
2.050%, 06/05/19	250,000	252,224
Capital One
1.850%, 09/13/19	250,000	249,985
Citigroup
2.550%, 04/08/19	250,000	254,515
Citizens Bank MTN
2.500%, 03/14/19	250,000	253,604
Daimler Finance North America
1.500%, 07/05/19 (A)	250,000	248,133
Discover Bank
2.600%, 11/13/18	400,000	406,250
First Republic Bank
2.375%, 06/17/19	250,000	251,390
Ford Motor Credit
2.021%, 05/03/19	250,000	249,953
General Motors Financial
3.100%, 01/15/19	200,000	203,516
Goldman Sachs Group
5.950%, 01/18/18	250,000	263,034
Huntington National Bank
2.200%, 11/06/18	300,000	302,837
JPMorgan Chase
2.200%, 10/22/19	250,000	253,465
KeyCorp MTN
2.900%, 09/15/20	300,000	308,885
Morgan Stanley
1.875%, 01/05/18	250,000	250,881
PNC Bank
1.800%, 11/05/18	300,000	301,711
Santander Holdings USA
2.700%, 05/24/19	250,000	252,434
Suncorp-Metway MTN
2.100%, 05/03/19 (A)	250,000	251,476

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
TIAA Asset Management Finance
2.950%, 11/01/19 (A)	$250,000	$257,130
Toyota Motor Credit MTN
2.100%, 01/17/19	10,000	10,168
Wells Fargo MTN
1.762%, 07/22/20 (B)	500,000	501,501
Westpac Banking
2.000%, 08/19/21	250,000	248,984

		6,598,179

INDUSTRIALS — 3.4%
Air Lease
5.625%, 04/01/17	250,000	254,047
2.125%, 01/15/20	250,000	249,648
Amphenol
2.550%, 01/30/19	50,000	50,993
Caterpillar Financial Services MTN
1.625%, 06/01/17	50,000	50,198
Emerson Electric
5.125%, 12/01/16	100,000	100,306
FLIR Systems
3.125%, 06/15/21	250,000	255,635
Fortive
2.350%, 06/15/21 (A)	250,000	250,640
John Deere Capital MTN
2.000%, 01/13/17	10,000	10,021
Masco
7.125%, 03/15/20	250,000	286,250
Stanley Black & Decker
2.451%, 11/17/18	250,000	254,207

		1,761,945

INFORMATION TECHNOLOGY — 0.5%
Fidelity National Information Services
2.250%, 08/15/21	250,000	249,956

MATERIALS — 3.4%
Celanese US Holdings
5.875%, 06/15/21	250,000	284,552
Eastman Chemical
2.700%, 01/15/20	250,000	254,657
Glencore Finance Canada
2.700%, 10/25/17 (A)	250,000	250,900
Martin Marietta Materials
6.600%, 04/15/18	250,000	266,830
Nucor
5.850%, 06/01/18	250,000	265,855
RPM International
6.125%, 10/15/19	115,000	128,025
Vulcan Materials
7.500%, 06/15/21	250,000	301,875

		1,752,694

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
REAL ESTATE — 0.5%
American Tower
4.500%, 01/15/18	$250,000	$258,452

TELECOMMUNICATION SERVICES — 1.8%
AT&T
2.300%, 03/11/19	250,000	252,516
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	400,000	394,256
Vodafone Group
5.450%, 06/10/19	250,000	273,317

		920,089

UTILITIES — 2.6%
Baltimore Gas & Electric
3.500%, 11/15/21	300,000	321,673
Dominion Resources
2.962%, 07/01/19	250,000	255,371
Emera US Finance
2.700%, 06/15/21 (A)	250,000	254,429
NextEra Energy Capital Holdings
2.400%, 09/15/19	250,000	254,623
United Utilities
4.550%, 06/19/18	250,000	259,117

		1,345,213

Total Corporate Obligations (Cost $16,910,253)		16,988,179

U.S. TREASURY OBLIGATIONS — 31.1%

U.S. Treasury Notes
2.750%, 12/31/17	2,000,000	2,045,860
2.625%, 01/31/18	1,200,000	1,227,563
2.625%, 04/30/18	250,000	256,690
1.500%, 12/31/18	500,000	506,211
1.375%, 09/30/18	150,000	151,383
1.000%, 12/15/17	500,000	501,406
1.000%, 02/15/18	2,000,000	2,006,094
0.875%, 01/15/18	1,200,000	1,201,922
0.875%, 01/31/18	1,250,000	1,252,003
0.875%, 03/31/18	3,000,000	3,003,632
0.875%, 10/15/18	1,300,000	1,299,899
0.750%, 10/31/17	350,000	350,082
0.750%, 04/15/18	2,350,000	2,348,531

Total U.S. Treasury Obligations (Cost $16,120,582)		16,151,276

MORTGAGE-BACKED SECURITIES — 16.0%

Agate Bay Mortgage Trust, Ser 2015-6, Cl A5
3.500%, 09/25/45 (A),(B)	494,071	508,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2016

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/45 (A),(B)	$601,094	$618,258
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (A),(B)	461,326	475,053
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, Cl A1
1.392%, 07/10/47	259,312	259,148
Commercial Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/47	250,000	257,451
Commercial Mortgage Trust, Ser 2012-CR2, Cl A2
2.025%, 08/15/45	118,126	118,413
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M1
2.534%, 10/25/28 (B)	243,404	246,181
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M1
1.984%, 01/25/29 (B)	246,439	247,587
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.881%, 07/25/44 (A),(B)	380,000	396,325
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/43 (A)	35,600	37,048
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A2
2.924%, 01/10/47	135,000	137,508
JP Morgan Mortgage Trust, Ser 2016-3, Cl 1A3
3.500%, 10/25/46 (A),(B)	729,825	751,578
JP Morgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A),(B)	324,590	331,051
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.866%, 07/25/44 (A),(B)	223,360	222,240
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
2.690%, 06/25/46 (A)	493,486	500,950
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.608%, 06/15/43 (A)	279,663	294,549
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/46 (A)	353,082	365,444

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C12, Cl A2
3.001%, 10/15/46	$155,000	$159,078
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl A2
2.936%, 11/15/46	267,000	274,196
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C12, Cl A1
1.313%, 10/15/46	122,584	122,564
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A1
1.250%, 11/15/18	126,138	125,825
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A),(B)	493,321	507,408
Sequoia Mortgage Trust, Ser 2016-3, Cl A10
3.500%, 11/25/46 (A)	500,000	515,215
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/63	394,627	396,478
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A1
1.413%, 08/15/47	248,613	248,666
WFRBS Commercial Mortgage Trust, Ser 2013-C18, Cl A1
1.191%, 12/15/46	175,010	174,710

Total Mortgage-Backed Securities (Cost $8,311,541)		8,291,103

ASSET-BACKED SECURITIES — 9.4%

AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A2A
1.420%, 10/08/19	395,538	395,668
CARDS II Trust, Ser 2016-1A, Cl A
1.235%, 07/15/21 (A),(B)	500,000	499,831
CarMax Auto Owner Trust, Ser 2014-1, Cl A3
0.790%, 10/15/18	82,867	82,804
Citibank Credit Card Issuance Trust, Ser 2008-A1, Cl A1
5.350%, 02/07/20	225,000	236,760
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	81,250	78,638

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2016

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Diamond Head Aviation, Ser 2015-1, Cl A
3.810%, 07/14/28 (A)	$290,571	$291,096
Domino’s Pizza Master Issuer, Ser 2012-1A, Cl A2
5.216%, 01/25/42 (A)	291,000	298,442
Drive Auto Receivables Trust, Ser 2016-BA, Cl B
2.560%, 06/15/20 (A)	250,000	251,730
ECAF, Ser 2015-1A, Cl A1
3.473%, 06/15/40 (A)	245,783	245,046
First Investors Auto Owner Trust, Ser 2015-2A, Cl A1
1.590%, 12/16/19 (A)	75,429	75,440
Flagship Credit Auto Trust, Ser 2016-1, Cl A
2.770%, 12/15/20 (A)	361,497	365,248
Flagship Credit Auto Trust, Ser 2014-1, Cl B
2.550%, 02/18/20 (A)	165,000	165,427
Master Credit Card Trust II, Ser 2016-1A, Cl B
1.930%, 09/23/19 (A)	300,000	301,971
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/22	300,000	300,030
SCF Equipment Trust, Ser 2016-1A, Cl A
3.620%, 11/20/21 (A)	266,338	268,241
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl B
2.700%, 10/20/30 (A)	197,248	198,270
TCF Auto Receivables Owner Trust, Ser 2015-1A, Cl B
2.490%, 04/15/21 (A)	400,000	404,157
Wendys Funding, Ser 2015-1A, Cl A2I
3.371%, 06/15/45 (A)	371,250	372,527
World Omni Auto Receivables Trust, Ser 2013-B, Cl A3
0.830%, 08/15/18	57,975	57,963

Total Asset-Backed Securities (Cost $4,884,228)		4,889,289

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.8%

FNMA
1.250%, 08/23/19	1,000,000	999,152
0.875%, 07/27/18	1,000,000	998,155
0.850%, 07/13/18	1,000,000	996,792

Total U.S. Government Agency Obligations (Cost $2,997,860)		2,994,099

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.1%
	Face Amount	Value

FHLMC
6.000%, 01/01/37	$1,821	$2,082
6.000%, 11/01/37	6,069	6,986
5.500%, 07/01/34	8,480	9,660
4.000%, 03/01/39	17,086	18,302
FNMA
6.000%, 05/01/36	1,459	1,676
6.000%, 08/01/36	1,009	1,155
6.000%, 11/01/37	4,257	4,873
5.500%, 07/01/38	6,809	7,698
GNMA
8.000%, 05/15/30	606	608
6.000%, 03/15/32	2,856	3,313
6.000%, 09/15/33	13,138	15,400
6.000%, 09/15/37	7,110	8,133
5.500%, 06/15/38	6,438	7,288
5.000%, 06/15/33	5,147	5,718
GNMA, Ser 2011-143, Cl AB
3.866%, 03/16/33 (B)	137,773	137,968
GNMA, Ser 2015-78, Cl A
2.918%, 06/16/40	819,026	836,580

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $1,075,735)		1,067,440

MUNICIPAL BONDS — 1.6%

New Jersey State, Educational Facilities Authority, Ser G
1.866%, 07/01/20	250,000	248,090
Oregon State, Facilities Authority, Ser B
2.100%, 04/01/17	300,000	300,507
Roman Catholic Church of the Diocese of Phoenix
2.500%, 06/01/18	300,000	301,177

Total Municipal Bonds (Cost $850,000)		849,774

Total Investments — 98.6% (Cost $51,150,199)		$51,231,160

Percentages based on Net Assets of $51,953,310.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2016 was $12,278,367 and represented 23.6% of Net Assets.

(B)	Floating rate security — The rate reported is the rate in effect on October 31, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2016

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

Ser — Series

As of October 31, 2016, all of the Fund’s investments were considered Level 2, with the exception of Roman Catholic Church of the Diocese of Phoenix which is considered Level 3, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.8%†
	Shares	Value
CONSUMER DISCRETIONARY — 17.4%
Amazon.com *	1,080	$853,006
Brinker International	2,755	135,656
Comcast, Cl A	8,040	497,032
Discovery Communications, Cl A *	6,940	181,203
Helen of Troy *	2,280	185,820
Home Depot	2,040	248,900
International Game Technology	5,120	147,047
JC Penney *	14,490	124,469
Lowe’s	3,730	248,605
Magna International	3,315	136,081
Michael Kors Holdings *	3,220	163,511
Murphy USA *	2,090	143,750
O’Reilly Automotive *	995	263,118
Pool	2,400	222,192
PVH	1,275	136,400
Scripps Networks Interactive, Cl A	3,330	214,319
ServiceMaster Global Holdings *	7,485	267,888
Walt Disney	4,485	415,715
Whirlpool	920	137,834
Williams-Sonoma	2,600	120,172

		4,842,718

CONSUMER STAPLES — 8.6%
Blue Buffalo Pet Products *	5,830	146,450
CVS Health	5,615	472,221
Dr Pepper Snapple Group	2,920	256,347
Hormel Foods	6,970	268,344
Ingredion	1,690	221,677
Kroger	6,600	204,468
Spectrum Brands Holdings	2,140	289,414
Sysco	6,890	331,547
Tyson Foods, Cl A	3,130	221,761

		2,412,229

ENERGY — 1.5%
Enbridge	3,245	140,087
Tesoro	1,620	137,651

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
World Fuel Services	3,315	$133,429

		411,167

FINANCIALS — 2.9%
Citizens Financial Group	5,540	145,924
Eaton Vance	6,380	223,683
Morgan Stanley	6,850	229,954
S&P Global	1,700	207,145

		806,706

HEALTH CARE — 19.1%
Alexion Pharmaceuticals *	1,260	164,430
Amgen	3,640	513,821
Biogen *	1,470	411,865
Centene *	3,270	204,310
Charles River Laboratories International *	2,620	198,805
Express Scripts Holding *	3,040	204,896
Gilead Sciences	6,670	491,112
HealthSouth	6,980	280,247
ICON *	1,920	154,138
Laboratory Corp of America Holdings *	1,315	164,822
McKesson	1,605	204,108
Molina Healthcare *	3,615	196,692
Prestige Brands Holdings *	3,970	179,762
Regeneron Pharmaceuticals *	695	239,789
United Therapeutics *	1,940	232,936
UnitedHealth Group	5,110	722,196
Vertex Pharmaceuticals *	2,630	199,512
WellCare Health Plans *	1,845	209,426
Zimmer Biomet Holdings	1,450	152,830
Zoetis, Cl A	4,470	213,666

		5,339,363

INDUSTRIALS — 9.2%
Caterpillar	2,720	227,011
Copart *	2,800	146,916
Crane	2,370	161,184
Cummins	1,600	204,512
Deere	3,315	292,715
Eaton	3,260	207,890
EMCOR Group	4,240	256,350
Ingersoll-Rand	2,080	139,963
JetBlue Airways *	9,915	173,314
PACCAR	4,440	243,845
Robert Half International	1,795	67,169
Stanley Black & Decker	1,730	196,943
United Rentals *	3,345	253,083

		2,570,895

INFORMATION TECHNOLOGY — 33.9%
Alphabet, Cl A *	1,790	1,449,721
Apple	14,755	1,675,283
Applied Materials	4,940	143,655

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Broadridge Financial Solutions	4,040	$261,226
Check Point Software Technologies *	2,885	243,956
Cisco Systems	6,760	207,397
Citrix Systems *	2,640	223,872
Convergys	8,705	254,186
CoreLogic *	5,625	239,400
F5 Networks *	1,670	230,811
Facebook, Cl A *	8,405	1,100,971
First Data, Cl A *	15,080	210,969
Fiserv *	3,115	306,765
HP	9,720	140,843
Lam Research	1,800	174,347
Maxim Integrated Products	3,585	142,074
Micron Technology *	9,935	170,485
Microsoft	19,570	1,172,634
Science Applications International	1,640	113,012
Vantiv, Cl A *	4,560	266,122
Visa, Cl A	7,900	651,830
WEX *	620	67,642

		9,447,201

MATERIALS — 2.1%
Air Products & Chemicals	1,410	188,121
Berry Plastics Group *	3,410	149,188
Scotts Miracle-Gro, Cl A	1,700	149,753
Sherwin-Williams	445	108,963

		596,025

REAL ESTATE — 0.6%
Gaming and Leisure Properties ‡	5,005	164,314

TELECOMMUNICATION SERVICES — 0.5%
Verizon Communications	3,100	149,110

Total Common Stock
(Cost $25,987,016)		26,739,728

RIGHTS — 0.0%
	Number Of Rights
Dyax, Expires 12/31/19* (Cost $—)	4,700	—

Total Investments — 95.8% (Cost $25,987,016)		$26,739,728

Percentages based on Net Assets of $27,898,646.

*	Non-income producing security.

†	More Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust.

Cl — Class

As of October 31, 2016, all of the Fund’s investments, with the exception of the rights, were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles. The rights were considered Level 2.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.4%
	Shares	Value
CONSUMER DISCRETIONARY — 6.6%
Best Buy	5,970	$232,293
Brinker International	3,465	170,617
Brunswick	2,765	120,278
DR Horton	8,244	237,675
General Motors	16,419	518,840
Sinclair Broadcast Group, Cl A	9,142	229,464
Williams-Sonoma	7,778	359,498

		1,868,665

CONSUMER STAPLES — 6.7%
Altria Group	12,685	838,732
Colgate-Palmolive	9,057	646,308
Dr Pepper Snapple Group	1,922	168,732
Whole Foods Market	8,568	242,389

		1,896,161

ENERGY — 12.0%
Chevron	2,375	248,781
Exxon Mobil	11,088	923,853
Frank’s International	7,249	81,551
Helmerich & Payne	5,479	345,780
Occidental Petroleum	2,642	192,628
Oceaneering International	9,973	237,357
Schlumberger	7,341	574,287
Statoil ADR	7,939	128,929
Tesoro	2,964	251,851
Valero Energy	6,543	387,607

		3,372,624

FINANCIALS — 19.2%
Bank of America	48,397	798,551
Capital One Financial	5,422	401,445
Citigroup	8,114	398,803
Citizens Financial Group	5,977	157,434
Goldman Sachs Group	1,679	299,265
JPMorgan Chase	13,579	940,481
KeyCorp	24,312	343,285
Morgan Stanley	7,315	245,565
PNC Financial Services Group	3,655	349,418

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Prudential Financial	5,293	$448,793
SunTrust Banks	7,969	360,438
Validus Holdings	2,773	141,700
Wells Fargo	11,520	530,035

		5,415,213

HEALTH CARE — 11.7%
Amedisys *	4,423	191,339
Amgen	2,159	304,764
Cardinal Health	2,749	188,829
Gilead Sciences	4,377	322,279
ICON *	8,406	674,834
INC Research Holdings, Cl A *	17,258	788,690
Select Medical Holdings *	12,112	157,456
UnitedHealth Group	4,709	665,523

		3,293,714

INDUSTRIALS — 9.9%
Alaska Air Group	6,231	450,003
Cintas	3,509	374,305
Cummins	2,951	377,197
Delta Air Lines	9,372	391,468
Eaton	9,070	578,394
Oshkosh	6,783	362,891
Snap-on	1,580	243,478

		2,777,736

INFORMATION TECHNOLOGY — 12.1%
Apple	3,991	453,138
Booz Allen Hamilton Holding, Cl A	16,363	498,581
Broadridge Financial Solutions	6,135	396,689
Cisco Systems	11,682	358,404
Intel	11,709	408,293
Maxim Integrated Products	3,637	144,134
Microsoft	7,377	442,030
Open Text	6,651	412,894
Western Union	13,848	277,929

		3,392,092

MATERIALS — 2.2%
Huntsman	8,910	151,025
LyondellBasell Industries, Cl A	3,769	299,823
WestRock	3,389	156,538

		607,386

REAL ESTATE — 4.5%
Apartment Investment & Management, Cl A	6,679	294,344
Blackstone Mortgage Trust, Cl A	9,162	276,692
Digital Realty Trust	2,928	273,563
Life Storage	1,916	154,525
Sun Communities	3,478	267,563

		1,266,687

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
TELECOMMUNICATION SERVICES — 2.2%
AT&T	7,675	$282,364
CenturyLink	6,706	178,245
Verizon Communications	3,042	146,320

		606,929

UTILITIES — 5.3%
Entergy	6,821	502,572
Exelon	10,896	371,227
Great Plains Energy	13,010	370,004
Public Service Enterprise Group	5,690	239,435

		1,483,238

Total Common Stock (Cost $25,512,238)		25,980,445

Total Investments — 92.4% (Cost $25,512,238)		$25,980,445

Percentages based on Net Assets of $28,129,390.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.5%
	Shares	Value
CONSUMER DISCRETIONARY — 11.6%
Big Lots	12,560	$545,104
Bloomin’ Brands	15,290	264,517
Boyd Gaming *	18,900	337,554
Caleres	9,900	247,599
JC Penney *	18,760	161,148
KB Home	20,615	299,742
Marcus	10,160	269,240
Nautilus *	26,801	471,698
New Media Investment Group	28,150	405,360
Pool	2,370	219,415
Potbelly *	24,650	321,683
Ruth’s Hospitality Group	38,160	604,835
Tenneco *	11,155	614,306
Urban Outfitters *	8,470	283,322

		5,045,523

CONSUMER STAPLES — 2.4%
Amplify Snack Brands *	36,325	526,349
Central Garden & Pet, Cl A *	19,021	443,950
National Beverage *	1,325	62,593

		1,032,892

ENERGY — 2.9%
Archrock Partners (A)	13,920	200,866
Dril-Quip *	3,560	169,100
Oceaneering International	5,520	131,376
Rowan, Cl A *	28,040	372,090
Tallgrass Energy Partners (A)	5,060	228,864
Western Refining	5,660	163,291

		1,265,587

FINANCIALS — 15.5%
1st Source	6,040	208,742
Banc of California	7,850	104,405
Beneficial Bancorp	14,680	212,860
Blue Hills Bancorp	10,735	166,929
Cardinal Financial	8,460	222,329
Cathay General Bancorp	7,750	232,113
Cohen & Steers	7,965	296,138

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Customers Bancorp *	13,790	$373,295
Dime Community Bancshares	11,360	184,032
Employers Holdings	10,850	340,147
Enterprise Financial Services	5,300	175,430
Evercore Partners, Cl A	5,420	291,325
Federated National Holding	9,250	165,668
First Citizens BancShares, Cl A	560	162,960
First Defiance Financial	5,050	199,374
First Merchants	7,440	209,436
Glacier Bancorp	10,950	309,447
Hanmi Financial	13,070	326,750
HomeStreet *	9,900	272,745
Investors Bancorp	34,500	422,970
MGIC Investment *	45,165	368,546
Piper Jaffray *	3,470	196,229
Popular	9,560	347,028
Preferred Bank	1,800	68,256
Selective Insurance Group	5,805	214,495
TriCo Bancshares	9,457	248,908
Washington Federal	15,650	426,463

		6,747,020

HEALTH CARE — 15.0%
Allscripts Healthcare Solutions *	22,740	273,107
AMN Healthcare Services *	9,035	296,348
Amphastar Pharmaceuticals *	9,135	165,709
Cambrex *	5,040	203,112
Cepheid *	6,715	355,224
Charles River Laboratories International *	2,495	189,321
Depomed *	11,460	256,245
Emergent BioSolutions *	4,840	129,325
HealthSouth	14,070	564,910
Hill-Rom Holdings	5,060	280,375
Horizon Pharma *	13,790	230,569
INC Research Holdings, Cl A *	15,390	703,323
Lexicon Pharmaceuticals *	14,495	214,961
Merit Medical Systems *	20,350	446,682
MiMedx Group *	30,665	273,225
Molina Healthcare *	10,295	560,151
PharMerica *	10,090	240,142
Prestige Brands Holdings *	4,650	210,552
Repligen *	8,480	242,274
Retrophin *	21,115	398,018
Vanda Pharmaceuticals *	18,725	278,066

		6,511,639

INDUSTRIALS — 13.9%
Aircastle	31,396	645,187
Altra Industrial Motion	3,745	110,478
Atkore International Group *	18,175	341,690
Brady, Cl A	7,915	261,987
Deluxe	4,740	290,088
EMCOR Group	5,868	354,779
General Cable	24,665	345,310

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
Greenbrier	8,160	$257,040
Griffon	28,210	471,107
Hawaiian Holdings *	3,981	179,245
MRC Global *	40,474	596,587
Multi-Color	3,730	242,170
Swift Transportation, Cl A *	34,420	770,320
Tetra Tech	7,045	270,880
Timken	19,160	633,237
Wabash National *	22,620	254,475

		6,024,580

INFORMATION TECHNOLOGY — 17.1%
Aspen Technology *	6,950	342,218
Cardtronics *	8,925	446,250
Cirrus Logic *	8,105	437,508
Convergys	11,140	325,288
CoreLogic *	8,995	382,827
ePlus *	3,410	312,186
Gigamon *	5,280	291,984
Globant *	8,575	373,012
Luxoft Holding, Cl A *	5,015	265,795
Methode Electronics	10,580	330,096
Mitek Systems *	31,760	214,380
Novanta *	20,765	362,349
Orbotech *	11,210	307,154
Paycom Software *	3,605	186,487
Rudolph Technologies *	42,895	776,399
Science Applications International	6,790	467,900
Travelport Worldwide	27,050	381,946
VASCO Data Security International *	18,960	260,700
Vishay Intertechnology	46,800	659,880
Web.com Group *	17,010	273,861

		7,398,220

MATERIALS — 5.7%
AK Steel Holding *	34,800	180,960
Cabot	12,660	660,092
Koppers Holdings *	7,500	245,625
Neenah Paper	3,802	303,780
Owens-Illinois *	17,560	338,908
PolyOne	9,220	269,501
Rayonier Advanced Materials	15,440	199,639
Stepan	3,755	266,718

		2,465,223

REAL ESTATE — 8.6%
CareTrust	46,195	650,426
DCT Industrial Trust	8,318	388,867
First Industrial Realty Trust	11,960	315,864
Lexington Realty Trust	21,030	213,244
Starwood Property Trust	12,280	273,107
STORE Capital	25,750	702,717
Sun Communities	4,050	311,567

COMMON STOCK — continued
	Shares	Value
REAL ESTATE — continued
Urban Edge Properties	10,590	$273,328
Xenia Hotels & Resorts	38,505	601,062

		3,730,182

UTILITIES — 2.8%
Black Hills	5,530	342,031
ONE Gas	3,935	241,137
PNM Resources	9,970	327,515
Southwest Gas	4,409	319,475

		1,230,158

Total Common Stock (Cost $39,466,474)		41,451,024

RIGHTS — 0.0%
	Number of Rights
Dyax, Expires 12/31/19* (Cost $—)	5,615	—

Total Investments — 95.5% (Cost $39,466,474)		$41,451,024

Percentages based on Net Assets of $43,404,208.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2016, these securities amounted $429,730 or 1.0% of Net Assets.

Cl — Class

As of October 31, 2016, all of the Fund’s investments, with the exception of the rights, were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles. The rights were considered Level 2.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%
	Shares	Value
AUSTRALIA — 5.8%
Coca-Cola Amatil	89,600	$650,234
Harvey Norman Holdings	170,000	653,060
Macquarie Group	13,500	819,502
Medibank Pvt	221,000	433,735

		2,556,531

AUSTRIA — 1.5%
OMV	21,000	656,430

BRAZIL — 2.1%
JBS	120,000	365,414
Vale ADR, Cl B *	83,800	579,896

		945,310

CANADA — 5.0%
Canadian Imperial Bank of Commerce	14,250	1,067,714
George Weston	5,500	448,185
Open Text	11,300	701,606

		2,217,505

CHINA — 1.9%
CNOOC ADR	6,850	859,538

CZECH REPUBLIC — 2.4%
CEZ	56,000	1,055,426

DENMARK — 3.9%
Danske Bank	26,100	805,827
Pandora	3,000	390,507
Vestas Wind Systems	6,500	521,378

		1,717,712

FINLAND — 2.9%
Neste	11,000	474,922
UPM-Kymmene	35,700	830,825

		1,305,747

FRANCE — 6.5%
Arkema	7,300	692,216
BNP Paribas	17,300	1,003,493
Christian Dior	3,700	713,843

COMMON STOCK — continued
	Shares	Value
FRANCE — continued
Veolia Environnement	21,500	$469,202

		2,878,754

GERMANY — 6.3%
Allianz	5,100	794,994
Deutsche Lufthansa	61,000	779,785
Infineon Technologies	31,000	556,567
METRO	22,500	674,049

		2,805,395

HONG KONG — 8.8%
China Construction Bank	1,226,500	898,262
Geely Automobile Holdings	500,000	515,760
PCCW	1,174,000	699,355
Tencent Holdings	31,800	843,840
Wharf Holdings	123,900	931,380

		3,888,597

INDIA — 2.1%
Tata Motors ADR	24,000	945,840

ISRAEL — 3.4%
Bank Hapoalim	121,000	698,313
Nice	12,200	809,984

		1,508,297

ITALY — 1.0%
DiaSorin	7,000	430,320

JAPAN — 17.2%
Ajinomoto	30,000	668,399
Canon	12,600	362,489
Central Japan Railway	6,650	1,132,852
Fuji Heavy Industries	23,700	925,220
Hoya	22,700	949,170
ITOCHU	55,100	698,010
Kobe Steel *	47,100	389,843
Mizuho Financial Group	392,000	661,993
Nippon Telegraph & Telephone	20,000	888,719
ORIX	31,500	500,269
Tokio Marine Holdings	10,000	395,633

		7,572,597

NETHERLANDS — 1.0%
Koninklijke Ahold Delhaize ADR	19,300	439,654

NORWAY — 1.4%
Norsk Hydro	139,000	621,621

SINGAPORE — 0.7%
United Overseas Bank	24,200	326,667

SOUTH AFRICA — 0.9%
Sasol ADR	15,000	412,650

SOUTH KOREA — 5.3%
Korea Electric Power ADR	29,000	632,490
KT ADR	41,000	655,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA — continued
LG Display ADR	37,000	$444,370
Shinhan Financial Group ADR	16,100	622,104

		2,354,554

SPAIN — 4.4%
ACS Actividades de Construccion y Servicios	30,400	932,073
Repsol	74,010	1,037,091

		1,969,164

SWEDEN — 1.0%
Hexagon, Cl B	13,000	455,108

SWITZERLAND — 3.3%
Actelion	4,900	708,100
Swiss Re	8,300	770,825

		1,478,925

UNITED KINGDOM — 9.1%
Anglo American *	32,800	454,067
Experian	43,000	827,905
ITV	125,600	262,118
Marks & Spencer Group	141,500	589,735
Sage Group	100,800	890,184
Wm Morrison Supermarkets	346,000	959,240

		3,983,249

Total Common Stock (Cost $43,099,686)		43,385,591

Total Investments — 97.9% (Cost $43,099,686)		$43,385,591

Percentages are based on Net Assets of $44,302,203.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, securities with a total value of $18,757,677 transferred from Level 2 to Level 1 as a result of fair valuation of foreign securities. There were no other significant transfers between Level 1 and Level 2 assets for the year ended October 31, 2016. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Core Bond Fund	Limited Duration Bond Fund	Large Cap Growth Fund
Assets:
Cost of securities	$48,352,950	$51,150,199	$25,987,016

Investments in securities at value	$48,796,159	$51,231,160	$26,739,728
Cash and cash equivalents	621,243	1,022,776	1,038,901
Interest receivable	334,194	242,242	—
Receivable for investment securities sold	320,043	—	421,360
Receivable due from Investment Adviser	15,932	17,525	4,360
Receivable for capital shares sold	—	—	302,631
Dividends receivable	—	—	17,326
Prepaid expenses	8,292	8,431	6,257

Total Assets	50,095,863	52,522,134	28,530,563

Liabilities:
Payable for investment securities purchased	249,913	499,460	582,621
Payable due to administrator	14,377	15,143	8,065
Chief Compliance Officer fees payable	1,247	1,337	705
Payable due to trustees	117	126	66
Shareholder servicing fees payable (Class S Shares)	5	17	5
Shareholder servicing fees payable (Investor Shares)	4	4	4
Distribution fees payable (Investor Shares)	2	2	2
Accrued expenses	49,401	52,735	40,449

Total Liabilities	315,066	568,824	631,917

Net Assets	$49,780,797	$51,953,310	$27,898,646

Net Assets:
Paid-in Capital	$49,423,499	$51,881,473	$28,457,820
Undistributed net investment income	109,597	62,020	234
Accumulated net realized loss on investments	(195,508)	(71,144)	(1,312,120)
Net unrealized appreciation on investments	443,209	80,961	752,712

Net Assets	$49,780,797	$51,953,310	$27,898,646

Institutional Shares:
Net Assets	$49,760,012	$51,932,966	$27,878,685
Total shares outstanding at end of period	4,938,733	5,189,292	2,847,966
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.08	$10.01	$9.79
Class S Shares:
Net Assets	$10,742	$10,293	$9,741
Total shares outstanding at end of period	1,066	1,028	996
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.07	$10.01	$9.78
Investor Shares:
Net Assets	$10,043	$10,051	$10,220
Total shares outstanding at end of period	997	1,004	1,045
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.07	$10.01	$9.78

*Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Value Fund	Small Cap Equity Fund	International Equity Fund
Assets:
Cost of securities	$25,512,238	$39,466,474	$43,099,686

Investments in securities at value	$25,980,445	$41,451,024	$43,385,591
Cash and cash equivalents	1,984,559	1,658,554	1,013,518
Foreign currency (Cost $—, $— and $15,244, respectively)	—	—	15,155
Receivable for investment securities sold	185,067	495,304	—
Dividends receivable	17,500	9,129	94,338
Receivable due from Investment Adviser	4,211	—	—
Tax reclaim receivable	723	—	49,283
Unrealized gain on foreign currency spot contracts	—	—	16
Prepaid expenses	5,582	7,854	9,095

Total Assets	28,178,087	43,621,865	44,566,996

Liabilities:
Payable due to administrator	8,108	12,728	12,727
Chief Compliance Officer fees payable	707	1,123	1,106
Payable due to trustees	67	106	104
Shareholder servicing fees payable (Class S Shares)	5	5	5
Shareholder servicing fees payable (Investor Shares)	4	4	4
Distribution fees payable (Investor Shares)	2	2	2
Payable for investment securities purchased	—	155,149	201,864
Unrealized loss on foreign currency spot contracts	—	—	748
Investment Adviser fees payable	—	4,185	3,441
Accrued expenses	39,804	44,355	44,792

Total Liabilities	48,697	217,657	264,793

Net Assets	$28,129,390	$43,404,208	$44,302,203

Net Assets:
Paid-in Capital	$28,657,042	$44,902,798	$46,673,266
Undistributed (distributions in excess of) net investment income	6,482	(5,325)	(12,965)
Accumulated net realized loss on investments	(1,002,341)	(3,477,815)	(2,639,744)
Net unrealized appreciation on investments	468,207	1,984,550	285,905
Net unrealized depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	(4,259)

Net Assets	$28,129,390	$43,404,208	$44,302,203

Institutional Shares:
Net Assets	$28,108,808	$43,384,613	$44,281,546
Total shares outstanding at end of period	2,893,963	4,508,647	4,734,360
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.71	$9.62	$9.35
Class S Shares:
Net Assets	$10,129	$9,268	$9,838
Total shares outstanding at end of period	1,043	964	1,052
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.71	$9.62	$9.35
Investor Shares:
Net Assets	$10,453	$10,327	$10,819
Total shares outstanding at end of period	1,076	1,074	1,158
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.71	$9.61	$9.35

*Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Core Bond Fund	Limited Duration Bond Fund	Large Cap Growth Fund
Investment Income
Dividends	$—	$—	$298,811
Interest	1,158,609	763,282	—

Total Investment Income	1,158,609	763,282	298,811

Expenses
Investment Advisory Fees	180,278	188,934	145,099
Administration Fees	156,792	164,633	84,143
Trustees’ Fees	8,611	9,172	4,658
Chief Compliance Officer Fees	5,059	5,270	2,760
Distribution Fees (Investor Shares)	9	9	9
Shareholder Servicing Fees (Class S Shares)	4	5	4
Shareholder Servicing Fees (Investor Shares)	4	4	4
Transfer Agent Fees	53,912	54,984	48,647
Legal Fees	31,513	33,405	14,683
Audit Fees	27,500	27,500	23,200
Registration & Filing Fees	24,917	25,905	19,097
Pricing Fees	17,964	23,399	3,798
Printing Fees	12,441	13,158	8,304
Offering Costs (See Note 2)	8,590	8,590	8,590
Custodian Fees	1,432	1,321	7,116
Other Expenses	6,390	6,471	4,735

Total Expenses	535,416	562,760	374,847

Less:
Investment Advisory Fees Waiver	(180,278)	(188,934)	(145,099)
Reimbursement from Adviser	(114,774)	(122,979)	(12,203)

Net Expenses	240,364	250,847	217,545

Net Investment Income	918,245	512,435	81,266

Net Realized Gain (Loss) on Investments	185,520	29,261	(598,829)
Net Change in Unrealized Appreciation on Investments	826,335	118,477	83,646

Net Gain (Loss) on Investments	1,011,855	147,738	(515,183)

Net Increase (Decrease) in Net Assets from Operations	$1,930,100	$660,173	$(433,917)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Large Cap Value Fund	Small Cap Equity Fund	International Equity Fund
Investment Income
Dividends	$613,563	$486,363	$1,176,519
Less: Foreign Taxes Withheld	(1,531)	(410)	(110,518)

Total Investment Income	612,032	485,953	1,066,001

Expenses
Investment Advisory Fees	143,259	289,409	348,773
Administration Fees	83,097	138,701	134,690
Trustees’ Fees	4,576	7,516	7,291
Chief Compliance Officer Fees	2,720	4,498	4,371
Distribution Fees (Investor Shares)	9	9	9
Shareholder Servicing Fees (Class S Shares)	4	4	4
Shareholder Servicing Fees (Investor Shares)	4	4	4
Transfer Agent Fees	48,693	53,506	52,943
Audit Fees	23,200	23,200	23,200
Registration & Filing Fees	18,795	23,260	23,039
Legal Fees	14,497	24,506	23,669
Offering Costs (See Note 2)	8,590	8,195	8,195
Printing Fees	8,275	11,301	13,492
Custodian Fees	4,633	9,104	9,580
Pricing Fees	3,638	4,670	6,401
Other Expenses	4,694	6,168	6,587

Total Expenses	368,684	604,051	662,248

Less:
Investment Advisory Fees Waiver	(143,259)	(185,811)	(237,112)
Reimbursement from Adviser	(10,637)	—	—

Net Expenses	214,788	418,240	425,136

Net Investment Income	397,244	67,713	640,865

Net Realized Gain (Loss) on Investments	431,129	(2,747,545)	(1,621,243)
Net Realized Loss on Foreign Currency Transactions	—	—	(24,218)
Net Change in Unrealized Appreciation on Investments	24,064	1,622,695	2,798,787
Net Change in Unrealized Depreciation on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(3,966)

Net Gain (Loss) on Investments and Foreign Currency Transactions	455,193	(1,124,850)	1,149,360

Net Increase (Decrease) in Net Assets from Operations	$852,437	$(1,057,137)	$1,790,225

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income	$918,245	$501,862
Net Realized Gain (Loss) on Investments	185,520	(165,700)
Net Change in Unrealized Appreciation (Depreciation) on Investments	826,335	(383,126)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,930,100	(46,964)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(1,031,984)	(493,510)
Class S Shares	(236)	(58)
Investor Shares	(50)	N/A

Total Dividends and Distributions	(1,032,270)	(493,568)

Capital Share Transactions:
Institutional Shares
Issued	6,428,891	41,652,697
Reinvestment of Dividends	1,028,452	492,628
Redeemed	(82,432)	(117,259)

Net Increase in Net Assets from Institutional Shares Transactions	7,374,911	42,028,066

Class S Shares
Issued	5	10,138
Reinvestment of Dividends	236	58
Redeemed	(5)	—

Net Increase in Net Assets from Class S Shares Transactions	236	10,196

Investor Shares
Issued	10,040	N/A
Reinvestment of Dividends	50	N/A
Redeemed	—	N/A

Net Increase in Net Assets from Investor Shares Transactions	10,090	N/A

Net Increase in Net Assets from Capital Share Transactions	7,385,237	42,038,262

Total Increase in Net Assets	8,283,067	41,497,730
Net Assets:
Beginning of Period	41,497,730	—

End of Period	$49,780,797	$41,497,730

Undistributed Net Investment Income	$109,597	$82,233

Share Transactions:
Institutional Shares
Issued	637,925	4,168,043
Reinvestment of Dividends	102,911	50,020
Redeemed	(8,289)	(11,877)

Total Increase in Institutional Shares	732,547	4,206,186

Class S Shares
Issued	1	1,037
Reinvestment of Dividends	23	6
Redeemed	(1)	—

Total Increase in Class S Shares	23	1,043

Investor Shares
Issued	992	N/A
Reinvestment of Dividends	5	N/A

Total Increase in Investor Shares	997	N/A

Net Increase in Shares Outstanding	733,567	4,207,229

*Commenced operations on February 27, 2015.

N/A — Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income	$512,435	$194,186
Net Realized Gain (Loss) on Investments	29,261	(27,174)
Net Change in Unrealized Appreciation (Depreciation) on Investments	118,477	(37,516)

Net Increase in Net Assets Resulting from Operations	660,173	129,496

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(541,683)	(175,662)
Class S Shares	(105)	(358)
Investor Shares	(24)	N/A

Total Dividends and Distributions	(541,812)	(176,020)

Capital Share Transactions:
Institutional Shares
Issued	13,802,300 †	39,574,320
Reinvestment of Dividends	538,103	174,804
Redeemed	(2,222,012)	(6,561)

Net Increase in Net Assets from Institutional Shares Transactions	12,118,391	39,742,563

Class S Shares
Issued	(140,809)^	151,140
Reinvestment of Dividends	(230)^	359
Redeemed	(5)	—

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(141,044)	151,499

Investor Shares
Issued	10,040	N/A
Reinvestment of Dividends	24	N/A
Redeemed	—	N/A

Net Increase in Net Assets from Investor Shares Transactions	10,064	N/A

Net Increase in Net Assets from Capital Share Transactions	11,987,411	39,894,062

Total Increase in Net Assets	12,105,772	39,847,538
Net Assets:
Beginning of Period	39,847,538	—

End of Period	$51,953,310	$39,847,538

Undistributed Net Investment Income	$62,020	$38,517

Share Transactions:
Institutional Shares
Issued	1,383,249 †	3,957,594
Reinvestment of Dividends	53,897	17,506
Redeemed	(222,297)	(657)

Total Increase in Institutional Shares	1,214,849	3,974,443

Class S Shares
Issued	(14,113)^	15,129
Reinvestment of Dividends	(23)^	36
Redeemed	(1)	—

Total Increase (Decrease) in Class S Shares	(14,137)	15,165

Investor Shares
Issued	1,002	N/A
Reinvestment of Dividends	2	N/A

Total Increase in Investor Shares	1,004	N/A

Net Increase in Shares Outstanding	1,201,716	3,989,608

*Commenced operations on February 27, 2015.

^Amounts shown as negative due to canceled transactions.

N/A — Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

† Includes subscriptions as a result of in-kind transactions (see Note 9).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income	$81,266	$11,913
Net Realized Loss on Investments	(598,829)	(712,673)
Net Change in Unrealized Appreciation on Investments	83,646	669,066

Net Decrease in Net Assets Resulting from Operations	(433,917)	(31,694)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(81,805)	(11,725)
Class S Shares	(29)	(3)
Investor Shares	(1)	N/A

Total Dividends and Distributions	(81,835)	(11,728)

Capital Share Transactions:
Institutional Shares
Issued	6,238,875	22,803,450
Reinvestment of Dividends	81,365	11,663
Redeemed	(43,871)	(653,877)

Net Increase in Net Assets from Institutional Shares Transactions	6,276,369	22,161,236

Class S Shares
Issued	5	10,142
Reinvestment of Dividends	29	3
Redeemed	(5)	—

Net Increase in Net Assets from Class S Shares Transactions	29	10,145

Investor Shares
Issued	10,040	N/A
Reinvestment of Dividends	1	N/A
Redeemed	—	N/A

Net Increase in Net Assets from Investor Shares Transactions	10,041	N/A

Net Increase in Net Assets from Capital Share Transactions	6,286,439	22,171,381

Total Increase in Net Assets	5,770,687	22,127,959
Net Assets:
Beginning of Period	22,127,959	—

End of Period	$27,898,646	$22,127,959

Undistributed Net Investment Income	$234	$185

Share Transactions:
Institutional Shares
Issued	633,717	2,281,039
Reinvestment of Dividends	8,284	1,244
Redeemed	(4,465)	(71,853)

Total Increase in Institutional Shares	637,536	2,210,430

Class S Shares
Issued	1	993
Reinvestment of Dividends	3	—
Redeemed	(1)	—

Total Increase in Class S Shares	3	993

Investor Shares
Issued	1,045	N/A
Reinvestment of Dividends	—	N/A

Total Increase in Investor Shares	1,045	N/A

Net Increase in Shares Outstanding	638,584	2,211,423

*Commenced operations on February 27, 2015.

N/A — Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income	$397,244	$187,312
Net Realized Gain (Loss) on Investments	431,129	(1,423,479)
Net Change in Unrealized Appreciation on Investments	24,064	444,143

Net Increase (Decrease) in Net Assets Resulting from Operations	852,437	(792,024)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(410,747)	(177,090)
Class S Shares	(164)	(31)
Investor Shares	(33)	N/A

Total Dividends and Distributions	(410,944)	(177,121)

Capital Share Transactions:
Institutional Shares
Issued	5,935,137	22,851,158
Reinvestment of Dividends	408,401	176,497
Redeemed	(51,920)	(682,638)

Net Increase in Net Assets from Institutional Shares Transactions	6,291,618	22,345,017

Class S Shares
Issued	5	10,139
Reinvestment of Dividends	164	31
Redeemed	(5)	—

Net Increase in Net Assets from Class S Shares Transactions	164	10,170

Investor Shares
Issued	10,040	N/A
Reinvestment of Dividends	33	N/A
Redeemed	—	N/A

Net Increase in Net Assets from Investor Shares Transactions	10,073	N/A

Net Increase in Net Assets from Capital Share Transactions	6,301,855	22,355,187

Total Increase in Net Assets	6,743,348	21,386,042
Net Assets:
Beginning of Period	21,386,042	—

End of Period	$28,129,390	$21,386,042

Undistributed Net Investment Income	$6,482	$12,881

Share Transactions:
Institutional Shares
Issued	624,372	2,290,674
Reinvestment of Dividends	43,197	18,828
Redeemed	(5,539)	(77,569)

Total Increase in Institutional Shares	662,030	2,231,933

Class S Shares
Issued	2	1,022
Reinvestment of Dividends	17	3
Redeemed	(1)	—

Total Increase in Class S Shares	18	1,025

Investor Shares
Issued	1,073	N/A
Reinvestment of Dividends	3	N/A

Total Increase in Investor Shares	1,076	N/A

Net Increase in Shares Outstanding	663,124	2,232,958

*Commenced operations on February 27, 2015.

N/A — Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income	$67,713	$1,416
Net Realized Loss on Investments	(2,747,545)	(712,686)
Net Change in Unrealized Appreciation on Investments	1,622,695	361,855

Net Decrease in Net Assets Resulting from Operations	(1,057,137)	(349,415)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(76,221)	(15,600)
Class S Shares	(15)	—
Investor Shares	(2)	N/A
Return of Capital:
Institutional Shares	(27,603)	(27,260)
Class S Shares	(5)	—
Investor Shares	(1)	N/A

Total Dividends and Distributions	(103,847)	(42,860)

Capital Share Transactions:
Institutional Shares
Issued	4,142,482	41,051,719
Reinvestment of Dividends	103,559	42,860
Redeemed	(50,318)	(353,044)

Net Increase in Net Assets from Institutional Shares Transactions	4,195,723	40,741,535

Class S Shares
Issued	5	10,145
Reinvestment of Dividends	21	—
Redeemed	(5)	—

Net Increase in Net Assets from Class S Shares Transactions	21	10,145

Investor Shares
Issued	10,040	N/A
Reinvestment of Dividends	3	N/A
Redeemed	—	N/A

Net Increase in Net Assets from Investor Shares Transactions	10,043	N/A

Net Increase in Net Assets from Capital Share Transactions	4,205,787	40,751,680

Total Increase in Net Assets	3,044,803	40,359,405
Net Assets:
Beginning of Period	40,359,405	—

End of Period	$43,404,208	$40,359,405

Distributions in Excess of Net Investment Income	$(5,325)	$(2,685)

Share Transactions:
Institutional Shares
Issued	432,717	4,104,583
Reinvestment of Dividends	10,722	4,169
Redeemed	(5,570)	(37,974)

Total Increase in Institutional Shares	437,869	4,070,778

Class S Shares
Issued	1	962
Reinvestment of Dividends	2	—
Redeemed	(1)	—

Total Increase in Class S Shares	2	962

Investor Shares
Issued	1,074	N/A
Reinvestment of Dividends	—	N/A

Total Increase in Investor Shares	1,074	N/A

Net Increase in Shares Outstanding	438,945	4,071,740

*Commenced operations on February 27, 2015.

N/A — Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income	$640,865	$614,968
Net Realized Loss on Investments	(1,621,243)	(1,018,501)
Net Realized Loss on Foreign Currency Transactions	(24,218)	(115,055)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,798,787	(2,512,882)
Net Change in Unrealized Depreciation on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,966)	(293)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,790,225	(3,031,763)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(629,455)	(499,891)
Class S Shares	(148)	(22)
Investor Shares	(9)	N/A
Return of Capital:
Institutional Shares	—	(3,371)
Class S Shares	—	(1)

Total Dividends and Distributions	(629,612)	(503,285)

Capital Share Transactions:
Institutional Shares
Issued	4,798,235	40,779,145
Reinvestment of Dividends	628,858	503,262
Redeemed	(53,021)	(199)

Net Increase in Net Assets from Institutional Shares Transactions	5,374,072	41,282,208

Class S Shares
Issued	5	10,139
Reinvestment of Dividends	148	23
Redeemed	(5)	—

Net Increase in Net Assets from Class S Shares Transactions	148	10,162

Investor Shares
Issued	10,040	N/A
Reinvestment of Dividends	8	N/A
Redeemed	—	N/A

Net Increase in Net Assets from Investor Shares Transactions	10,048	N/A

Net Increase in Net Assets from Capital Share Transactions	5,384,268	41,292,370

Total Increase in Net Assets	6,544,881	37,757,322
Net Assets:
Beginning of Period	37,757,322	—

End of Period	$44,302,203	$37,757,322

Distributions in Excess of Net Investment Income	$(12,965)	$—

Share Transactions:
Institutional Shares
Issued	532,207	4,083,254
Reinvestment of Dividends	71,811	53,039
Redeemed	(5,931)	(20)

Total Increase in Institutional Shares	598,087	4,136,273

Class S Shares
Issued	1	1,032
Reinvestment of Dividends	17	3
Redeemed	(1)	—

Total Increase in Class S Shares	17	1,035

Investor Shares
Issued	1,157	N/A
Reinvestment of Dividends	1	N/A

Total Increase in Investor Shares	1,158	N/A

Net Increase in Shares Outstanding	599,262	4,137,308

*Commenced operations on February 27, 2015.

N/A — Not Applicable

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Knights of Columbus Core Bond Fund
Institutional Shares
2016	$9.86	$0.20	$0.25	$0.45	$(0.23)	$—	$(0.23)	$10.08	4.59%	$49,760	0.53%	1.19%	2.04%	55%
2015(1)	$10.00	$0.13	$(0.15)	$(0.02)	$(0.12)	$—	$(0.12)	$9.86	(0.18)%	$41,487	0.60%	1.19%	1.87%	68%
Class S Shares
2016	$9.86	$0.20	$0.24	$0.44	$(0.23)	$—	$(0.23)	$10.07	4.45%	$11	0.58%	1.23%	2.00%	55%
2015(2)	$9.78	$0.05	$0.09	$0.14	$(0.06)	$—	$(0.06)	$9.86	1.39%	$10	0.63%	1.31%	1.64%	68%
Investor Shares
2016(3)	$10.12	$0.04	$(0.04)	$—	$(0.05)	$—	$(0.05)	$10.07	(0.01)%	$10	0.88%	1.62%	1.15%	55%
Knights of Columbus Limited Duration Bond Fund
Institutional Shares
2016	$9.99	$0.11	$0.02	$0.13	$(0.11)	$—	$(0.11)	$10.01	1.35%	$51,933	0.53%	1.19%	1.09%	76%
2015(1)	$10.00	$0.05	$(0.01)	$0.04	$(0.05)	$—	$(0.05)	$9.99	0.36%	$39,696	0.60%	1.22%	0.77%	77%
Class S Shares
2016	$9.99	$0.10	$0.02	$0.12	$(0.10)	$—	$(0.10)	$10.01	1.24%	$10	0.59%	1.18%	0.98%	76%
2015(2)	$9.99	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$9.99	0.24%	$151	0.65%	1.48%	0.71%	77%
Investor Shares
2016(3)	$10.02	$0.02	$(0.01)	$0.01	$(0.02)	$—	$(0.02)	$10.01	0.14%	$10	0.89%	1.64%	0.64%	76%
Knights of Columbus Large Cap Growth Fund
Institutional Shares
2016	$10.01	$0.03	$(0.22)	$(0.19)	$(0.03)	$—	$(0.03)	$9.79	(1.87)%	$27,879	0.90%	1.55%	0.34%	75%
2015(1)	$10.00	$0.01	$0.01	$0.02	$(0.01)	$—	$(0.01)	$10.01	0.16%	$22,118	0.90%	1.61%	0.08%	66%
Class S Shares
2016	$10.00	$0.03	$(0.22)	$(0.19)	$(0.03)	$—	$(0.03)	$9.78	(1.91)%	$10	0.93%	1.58%	0.30%	75%
2015(2)	$10.22	$—	$(0.22)	$(0.22)	$—	$—	$—	$10.00	(2.12)%	$10	0.93%	1.79%	0.03%	66%
Investor Shares
2016(3)	$9.61	$—	$0.17	$0.17	$—	$—	$—	$9.78	1.78%	$10	1.27%	1.96%	(0.03)%	75%
Knights of Columbus Large Cap Value Fund
Institutional Shares
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$—	$(0.16)	$9.71	3.11%	$28,109	0.90%	1.54%	1.66%	57%
2015(1)	$10.00	$0.09	$(0.43)	$(0.34)	$(0.08)	$—	$(0.08)	$9.58	(3.36)%	$21,376	0.90%	1.62%	1.33%	54%
Class S Shares
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$—	$(0.16)	$9.71	3.07%	$10	0.94%	1.58%	1.65%	57%
2015(2)	$9.92	$0.03	$(0.34)	$(0.31)	$(0.03)	$—	$(0.03)	$9.58	(3.10)%	$10	0.93%	1.80%	1.07%	54%
Investor Shares
2016(3)	$9.36	$0.03	$0.35	$0.38	$(0.03)	$—	$(0.03)	$9.71	4.07%	$10	1.27%	1.95%	0.90%	57%
Knights of Columbus Small Cap Equity Fund
Institutional Shares
2016	$9.91	$0.02	$(0.29)	$(0.27)	$(0.01)	$(0.01)	$(0.02)	$9.62	(2.75)%	$43,385	1.05%	1.51%	0.17%	83%
2015(1)	$10.00	$—	$(0.08)	$(0.08)	$—	$(0.01)	$(0.01)	$9.91	(0.80)%	$40,350	1.05%	1.49%	0.01%	64%
Class S Shares
2016	$9.91	$0.01	$(0.28)	$(0.27)	$(0.01)	$(0.01)	$(0.02)	$9.62	(2.77)%	$9	1.09%	1.55%	0.13%	83%
2015(2)	$10.55	$(0.01)	$(0.63)	$(0.64)	$—	$—	$—	$9.91	(6.07)%	$10	1.09%	1.65%	(0.34)%	64%
Investor Shares
2016(3)	$9.35	$(0.01)	$0.27	$0.26	$—	$—	$—	$9.61	2.81%	$10	1.41%	1.93%	(0.38)%	83%
Knights of Columbus International Equity Fund
Institutional Shares
2016	$9.13	$0.15	$0.22	$0.37	$(0.15)	$—	$(0.15)	$9.35	4.12%	$44,282	1.10%	1.71%	1.65%	55%
2015(1)	$10.00	$0.15	$(0.90)	$(0.75)	$(0.12)	$—	$(0.12)	$9.13	(7.50)%	$37,748	1.10%	1.71%	2.36%	30%
Class S Shares
2016	$9.12	$0.15	$0.22	$0.37	$(0.14)	$—	$(0.14)	$9.35	4.20%	$9	1.13%	1.74%	1.63%	55%
2015(2)	$9.82	$0.03	$(0.71)	$(0.68)	$(0.02)	$—	$(0.02)	$9.12	(6.88)%	$9	1.14%	1.80%	1.03%	30%
Investor Shares
2016(3)	$8.68	$—	$0.68	$0.68	$(0.01)	$—	$(0.01)	$9.35	7.80%	$11	1.47%	2.14%	0.12%	55%

*	Per share data calculated using the average shares method.
†	Total return and portfolio turnover are for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Commenced operations on February 27, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on July 14, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on June 30, 2016. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 14 funds. The financial statements herein are those of the Knights of Columbus Core Bond Fund (“Core Bond Fund”), Knights of Columbus Limited Duration Bond Fund(“Limited Duration Bond Fund”), Knights of Columbus Large Cap Growth Fund (“Large Cap Growth Fund”), Knights of Columbus Large Cap Value Fund (“Large Cap Value Fund”), Knights of Columbus Small Cap Equity Fund (“Small Cap Equity Fund”) and Knights of Columbus International Equity Fund (“International Equity Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Core Bond Fund and Limited Duration Bond Fund is to seek current income and capital preservation. The investment objective of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund is to seek long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (U.S. GAAP). Therefore the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For the year ended October 31, 2016, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Cash and cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund’s maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Offering Costs Payable — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of October 31, 2016, the offering costs were fully amortized for the Funds.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2016, there were no redemption fees in any of the Funds. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2016, the Funds were charged the following for these services:

Core Bond Fund	$156,792
Limited Duration Bond Fund	164,633
Large Cap Growth Fund	84,143
Large Cap Value Fund	83,097
Small Cap Equity Fund	138,701
International Equity Fund	134,690

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S and Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

For the year ended October 31, 2016, the Funds were charged the following rates for these services:

	Class S	Investor
Core Bond Fund	0.04%	0.12%
Limited Duration Bond Fund	0.04%	0.12%
Large Cap Growth Fund	0.04%	0.12%
Large Cap Value Fund	0.04%	0.12%
Small Cap Equity Fund	0.04%	0.12%
International Equity Fund	0.04%	0.11%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Core Bond Fund, Limited Duration Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund at 0.40%, 0.40%, 0.60%, 0.60%, 0.725%, 0.90%, respectively, of each Fund’s average daily net assets.

Effective March 1, 2016, the Adviser has contractually agreed, through February 28, 2017, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

	Contractual Expense Limitations Institutional Shares	Contractual Expense Limitations Class S Shares	Contractual Expense Limitations Investor Shares**
Core Bond Fund	0.50%*	0.70%*	0.95%
Limited Duration Bond Fund	0.50%*	0.70%*	0.95%
Large Cap Growth Fund	0.90%	1.10%	1.35%
Large Cap Value Fund	0.90%	1.10%	1.35%
Small Cap Equity Fund	1.05%	1.25%	1.50%
International Equity Fund	1.10%	1.30%	1.55%

*	Prior to March 1, 2016, the contractual expense limitations for the Institutional Shares and Class S Shares were 0.60% and 0.80%, respectively.
**	Investor Class shares commenced operations on June 30, 2016.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2016.

6. Investment Transactions:

For the year ended October 31, 2016, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Knights of Columbus Core Bond Fund	$22,625,629	$14,731,407	$10,273,479	$9,137,889
Knights of Columbus Limited Duration Bond Fund	23,469,850	19,464,025	23,092,285	14,810,307
Knights of Columbus Large Cap Growth Fund	23,670,812	17,674,891	—	—
Knights of Columbus Large Cap Value Fund	18,278,683	13,001,855	—	—
Knights of Columbus Small Cap Equity Fund	35,261,007	32,174,773	—	—
Knights of Columbus International Equity Fund	26,264,125	20,713,095	—	—

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

The following permanent differences primarily attributable to the reclassification of paydowns, investment in Master Limited Partnerships, REIT adjustments, return of capital and foreign currency exchange gains (losses) have been reclassified to/from the following accounts during the year ended October 31, 2016:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Knights of Columbus Core Bond Fund	$141,389	$(141,389)	$—
Knights of Columbus Limited Duration Bond Fund	52,880	(52,880)	—
Knights of Columbus Large Cap Growth Fund	618	(618)	—
Knights of Columbus Large Cap Value Fund	7,301	(7,301)	—
Knights of Columbus Small Cap Equity Fund	33,494	(5,885)	(27,609)
Knights of Columbus International Equity Fund	(24,218)	24,218	—

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Knights of Columbus Core Bond Fund
2016	$1,032,270	$—	$—	$1,032,270
2015	493,568	—	—	493,568
Knights of Columbus Limited Duration Bond Fund
2016	541,812	—	—	541,812
2015	176,020	—	—	176,020
Knights of Columbus Large Cap Growth Fund
2016	81,835	—	—	81,835
2015	11,728	—	—	11,728
Knights of Columbus Large Cap Value Fund
2016	410,944	—	—	410,944
2015	177,121	—	—	177,121
Knights of Columbus Small Cap Equity Fund
2016	76,238	—	27,609	103,847
2015	15,800	—	27,060	42,860
Knights of Columbus International Equity Fund
2016	629,612	—	—	629,612
2015	499,913	—	3,372	503,285

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Knights of Columbus Core Bond Fund	$109,597	$(183,893)	$431,594	$—	$357,298
Knights of Columbus Limited Duration Bond Fund	62,020	(71,144)	80,961	—	71,837
Knights of Columbus Large Cap Growth Fund	234	(1,265,528)	706,121	(1)	(559,174)
Knights of Columbus Large Cap Value Fund	6,482	(964,871)	430,736	1	(527,652)
Knights of Columbus Small Cap Equity Fund	—	(3,462,851)	1,964,262	(1)	(1,498,590)
Knights of Columbus International Equity Fund	49,090	(2,639,744)	218,858	733	(2,371,063)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Knights of Columbus Core Bond Fund	$(183,893)	$—	$(183,893)
Knights of Columbus Limited Duration Bond Fund	(35,398)	(35,746)	(71,144)
Knights of Columbus Large Cap Growth Fund	(1,265,528)	—	(1,265,528)
Knights of Columbus Large Cap Value Fund	(964,871)	—	(964,871)*
Knights of Columbus Small Cap Equity Fund	(3,419,948)	(42,903)	(3,462,851)
Knights of Columbus International Equity Fund	(1,748,288)	(891,456)	(2,639,744)

*	Capital loss carryforwards for Knights of Columbus Large Cap Value Fund are subject to IRC Section 382 limitation.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

During the year ended October 31, 2016, the Core Bond Fund, Limited Duration Bond Fund and Large Cap Value Fund utilized $44,131, $12,127 and $425,453, respectively, of capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Knights of Columbus Core Bond Fund	$48,364,565	$575,120	$(143,526)	$431,594
Knights of Columbus Limited Duration Bond Fund	51,150,199	162,868	(81,907)	80,961
Knights of Columbus Large Cap Growth Fund	26,033,607	2,069,520	(1,363,399)	706,121
Knights of Columbus Large Cap Value Fund	25,549,709	1,394,637	(963,901)	430,736
Knights of Columbus Small Cap Equity Fund	39,486,762	3,939,419	(1,975,157)	1,964,262
Knights of Columbus International Equity Fund	43,162,474	2,917,308	(2,694,191)	223,117

8. Concentration of Risks:

When the Funds invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Funds to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The market value of the Funds’ investments in fixed income securities may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. In-Kind Transactions:

During the year ended October 31, 2016, the following Funds issued shares of beneficial interest in exchange for securities and/or cash. The securities were issued at their current value on the date of the transaction.

	Transaction Date	Shares Issued	Value	Cash
Limited Duration Bond Fund	4/4/2016	667,579	$3,114,119	$3,541,644

10. Other:

At October 31, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership	No. of Shareholders Investor Shares	% Ownership
Core Bond Fund	2	73%	1	99%	1	100%
Limited Duration Bond Fund	2	70%	1	99%	1	100%
Large Cap Growth Fund	2	64%	1	99%	1	100%
Large Cap Value Fund	2	65%	1	99%	1	100%
Small Cap Equity Fund	1	81%	1	99%	1	100%
International Equity Fund	1	87%	1	99%	1	100%

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

11. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Bond Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Equity Fund and

Knights of Columbus International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund (six of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period February 27, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2016.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED TRUSTEE2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK), Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 14 funds in The Advisors’ Inner Circle Fund III.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2] (continued)
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.	None.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 14 funds in The Advisors’ Inner Circle Fund III.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and Anti-Money Laundering Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).	None.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Knights of Columbus Core Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,020.80	0.50%	$2.54
Class S Shares	1,000.00	1,019.60	0.54%	2.74
Investor Shares	1,000.00	999.90	0.88%	4.42	^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.62	0.50%	$2.54
Class S Shares	1,000.00	1,022.42	0.54%	2.75
Investor Shares	1,000.00	1,013.85	0.88%	4.45	^
Knights of Columbus Limited Duration Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,008.20	0.50%	$2.52
Class S Shares	1,000.00	1,008.00	0.54%	2.73
Investor Shares	1,000.00	1,001.40	0.89%	4.48	^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.62	0.50%	$2.54
Class S Shares	1,000.00	1,022.42	0.54%	2.75
Investor Shares	1,000.00	1,013.81	0.89%	4.51	^
Knights of Columbus Large Cap Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,025.80	0.90%	$4.58
Class S Shares	1,000.00	1,025.60	0.93%	4.74
Investor Shares	1,000.00	1,017.80	1.27%	6.44	^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class S Shares	1,000.00	1,020.46	0.93%	4.72
Investor Shares	1,000.00	1,012.54	1.27%	6.42	^

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Knights of Columbus Large Cap Value Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,040.40	0.90%	$4.62
Class S Shares	1,000.00	1,040.20	0.94%	4.82
Investor Shares	1,000.00	1,040.70	1.27%	6.51	^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class S Shares	1,000.00	1,020.41	0.94%	4.77
Investor Shares	1,000.00	1,012.54	1.27%	6.42	^
Knights of Columbus Small Cap Equity Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,041.20	1.05%	$5.39
Class S Shares	1,000.00	1,041.10	1.09%	5.59
Investor Shares	1,000.00	1,028.10	1.41%	7.19	^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.86	1.05%	$5.33
Class S Shares	1,000.00	1,019.66	1.09%	5.53
Investor Shares	1,000.00	1,012.06	1.41%	7.13	^
Knights of Columbus International Equity Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,041.20	1.10%	$5.64
Class S Shares	1,000.00	1,041.00	1.13%	5.80
Investor Shares	1,000.00	1,078.00	1.47%	7.68	^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.61	1.10%	$5.58
Class S Shares	1,000.00	1,019.46	1.13%	5.74
Investor Shares	1,000.00	1,011.86	1.47%	7.43	^
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
^	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period since inception to period end).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Foreign Tax Credit (6)
Knights of Columbus Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	10.55%	99.72%	0.00%	N/A
Knights of Columbus Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	18.49%	99.18%	0.00%	N/A
Knights of Columbus Large Cap Growth Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.39%	0.00%	N/A
Knights of Columbus Large Cap Value Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.24%	0.00%	N/A
Knights of Columbus Small Cap Equity Fund	26.59%	0.00%	73.41%	100.00%	100.00%	100.00%	0.00%	0.43%	0.00%	N/A
Knights of Columbus International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.12%	0.00%	12.80%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2016. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2016. The total amount of foreign source income is $1,182,302. The total amount of foreign tax paid is $92,425. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

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Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

KOC-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$264,000	$0	$0	$211,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$534,700	$0	$0	$0
(d)	All Other Fees	$0	$0	$2,970	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$36,050	$0	$0	$35,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,150	$0	$0	$5,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	N/A	N/A	N/A	$25,400	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	N/A	0%
Tax Fees	N/A	0%
All Other Fees	N/A	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $537,670 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,150 and $5,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were N/A and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.